© 2013 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
August 8, 2013
Earnings Webcast & Conference Call
Fourth Quarter and Fiscal Year 2013
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2014
Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the “2013 Annual Report”), as they may be updated in any future reports filed with the Securities and
Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2013 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;
changes in laws and regulations affecting Broadridge’s clients or the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information;
the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions.
Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results. Net earnings, diluted earnings per share and pre-tax earnings margins excluding Acquisition Amortization and Other Costs, Restructuring and Impairment Charges, net, and a one time tax credit are Non-GAAP measures. These measures are adjusted to exclude costs incurred by the Company in connection with amortization and other charges associated with the Company’s acquisitions, and the termination of the outsourcing services agreement between the Company and Penson Worldwide, Inc. (“Penson”), as Broadridge believes this information helps investors understand the effect of these items on reported results and provides a better representation of our actual performance. Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles. Management believes this Non-GAAP measure provides investors with a more complete understanding of Broadridge’s underlying operational results.
These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. Accompanying this presentation is a reconciliation of Non-GAAP measures to the comparable GAAP measures.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Today’s Agenda
Opening Remarks and Other
Key Topics
Fourth Quarter and Fiscal Year 2013
Highlights and Segment Results
Summary
Q&A
Closing Remarks
Rich Daly, CEO
Dan Sheldon, CFO
Rich Daly, CEO
Rich Daly, CEO
Dan Sheldon, CFO
Rich Daly, CEO

3 Opening Remarks Key Topics: Financial Highlights Closed Sales Performance Key Updates Fiscal Year 2014 Guidance

Fiscal Year 2013 Financial Highlights
Solid revenue growth
Total revenues and recurring revenues were up 6% and 4%, respectively
•
Primarily due to net new business (closed sales less client losses)
•
Event-driven fees increased ~$24M primarily from MF proxy and MF supplemental prospectus activities
•
Equity stock record positions grew +2%, while equity trade volumes were -6%, however trades trended upward in the fourth quarter
Record Non-GAAP diluted earnings per share (EPS)
Non-GAAP diluted EPS of $1.88 was up 13%
•
Primarily due to increased revenues, business mix and cost containment
Opportunistically repurchased 7% of shares outstanding
Repurchased ~9M shares at an average cost of $24.52 per share
•
Q4 repurchased ~3M shares at an average cost of $26.85 per share
•
Approximately 3M shares repurchased during the year to offset dilution
As of June 30, ~7M shares available under share repurchase plans

Closed Sales Performance
Recurring revenue closed sales were up slightly to a record
high of ~$121M
Large transactions with revenues of $5M or greater were ~$18M
Transactions with revenues less than $5M were ~$103M and continued with good momentum at the end of the year
Pipeline growth
Fiscal year 2014 guidance of $110-150M
Achievement of this range requires closing $20-40M of large transactions
Emerging and acquired (E&A) products helped us manage through the financial crisis and provided new growth
E&A products expected to enable Broadridge to grow over the long-term without the return of historical growth rates of traditional financial activities
Strong across multiple products including digital solutions and pending large transactions from our strategic alliance with Accenture in Eurasia

Key Updates
Jointly launched Eurasia post-trade processing platform
Powered by Broadridge technology
Signed first client - Societe Generale Corporate & Investment Banking
Initially targeting 50 leading financial institutions
Go-to-market strategy is backed by Accenture’s global resources
Very strong momentum and pipeline
Signed major client to leverage our suite of digital offerings
We expect to lead the complicated migration of print to digital for the financial industry
Similar to success in Proxy distribution, we are targeting reducing ~$2-3B in print/distribution spend (~$20B total spend according to PWC)
Acquired Bonaire in July, a leader in asset manager fee calculating solutions
Acquisitions contributed ~$175M to fee revenue and ~$50M to EBITDA (Non-GAAP)
in fiscal year 2013
Anticipate acquisitions will contribute ~$210M to fee revenue and ~$65M to EBITDA
(Non-GAAP) in fiscal year 2014
Accenture strategic alliance
Acquisition portfolio
Broadridge Fluent digital adoption

Fiscal Year 2014 Guidance
Recurring revenue growth 5-7%
Non-GAAP diluted earnings per share from continuing
operations of $2.00-2.10 (GAAP $1.89-1.99)
Free cash flow of ~$250-300M
Increasing annual dividend by ~17% to $0.84 per share
Increased payout six consecutive years since spin
CAGR of ~23% since 2008 (first full year)
Target paying out 40% of net earnings going forward
Value creation through capital stewardship
Paying meaningful dividend
Reinvesting in our business including new product development and strategic tuck-in acquisitions
Opportunistic share repurchases to offset dilution and reduce share count
All of the above while maintaining investment grade credit rating

Revenue Growth Driven By Recurring Fees
FY12
Actual
FY13
Actual
FY14
Forecast Midpoint
Distribution
Event-Driven
Fee
Recurring Fee
6%
3%
$ amount in millions
Total Revenue
Growth
18%
7%
4%
(6%)
(2%)
6%
Low Mid High
Total Revenues $2,304 $2,431 $2,473 $2,495 $2,517
EBIT (Non-GAAP) $319 $359 $391 $402 $412
% Margin 13.9% 14.8% 15.8% 16.1% 16.4%
Note: FX/Other Revenues excluded from chart of $10M in FY14 Forecast and FY13 and $14M in FY12.
FY13 FY14
Actual Forecast
Closed Sales 6% 7-8%
Client Losses (1)% (3)%
Internal Growth (1)% 0-1%
Acquisitions 0% 1%
Total Recurring Revenues
4% 5-7%
$1,454
$1,511
$1,599
$704
$755
$740
$132
$156
$146

Segment Results & Forecast –
Investor Communication Solutions
Recurring fee growth exited FY13 at 7% and FY14 expected to provide an additional 6-8%
Net new business expected to contribute 4-5 points with prior year’s closed sales contributing 60%
Recurring closed sales range of $60-70M does not include large deals of $5M or greater
Once again, our client revenue retention rate is expected to be maintained at 99%
Continue to see position growth in equity and interims providing 1 to 2 points
Bonaire acquisition expected to contribute 1 point
Event-driven fee revenue projected at 2 year average or ~$145M
Expected to generate 50-90 bps of margin expansion (FY13 margins benefited
150 bps from uptick in event-driven activity, prior year restructurings, and MSSB contract)
(Non-GAAP)
Recurring/Growth Revenue/Growth EBIT/Growth
(Non-GAAP)
FY13: $850M  / 7%                        $1,760M / 8% $302M /  24%
FY14: $903 to $921M / 6 to 8% $1,785 to $1,812M / 1 to 3%
$316 to $328M / 5 to 9%
Margin/Growth
17.2% / 230 bps
17.7% to 18.1% / 50 - 90bps
(Non-GAAP)

Segment Results & Forecast –
Securities Processing Solutions
FY 2013
Full year revenue up 1% with net new business and acquisitions adding 5% offset by weak trade volumes over the first half of the year and the effect of the Apex Clearing transaction
• Net new business and trade volumes improved each quarter
Recurring closed sales came in at $51M, a 7% increase over prior year
Margin was negatively impacted by lower trade volumes and the Apex Clearing transaction
FY 2014 Guidance
Expecting revenue growth of 3-5% primarily from net new business
Margin expansion expected to result from projected higher revenues as well as prior years’ restructurings
Recurring closed sales range of $30-40M does not include large deals of $5M or greater
(Non-GAAP) Revenue/Growth EBIT/Growth Margin/Growth (Non-GAAP)
FY13: $661M / +1% $85M / (6)% 12.9% / (100) bps
FY14: $678M to 695M / 3 to 5% $100M to 117M / 18 to 38%
14.8 to 16.8% / 190 to 390 bps

Summary
Record operating results for fiscal year 2013 and positive outlook
Recurring fee revenue continues to be strong
Record closed sales with robust and growing pipeline
Encouraging equity volume trends and improved event-driven revenues
Strong client revenue retention rate of ~99%
NYSE Proxy Fee Advisory Committee (PFAC) report
Broadridge is prepared to implement all recommended changes
Continuing journey to drive shareholder value
Trends unique for Broadridge’s digitital solutions and for firms to mutualize their operations
Well positioned products with multiple paths for future growth
ICS strong contributor with growing E&A portfolio including Broadridge Fluent
SPS on solid foundation with significant global opportunities through Accenture strategic alliance
Highly engaged associates aligned to service profit chain
Recognized as one of the best companies to work for: in New York State (6   consecutive year);
in Canada (5   consecutive year); and in India (2013)
Fiscal year 2014 guidance
5-7% recurring revenue growth
$2.00-2.10 Non-GAAP diluted EPS (GAAP $1.89-1.99)
Free cash flow of ~$275M (at mid-point of range)
We believe we are very well positioned for FY14 and beyond
th
th

12 Q&A There are no slides during this portion of the presentation

13 Closing Comments There are no slides during this portion of the presentation

14 Appendix

Segment Results & Forecast –
Other & Foreign Exchange (FX)
Corporate Expenses: FY13 and FY14 guidance reflect costs associated with continuing initiatives to streamline processes across business segments and higher variable compensation based on operating results
Interest Expense, net: FY14 reflects anticipated refinancing of credit facilities to higher fixed-rate bond
Restructuring & Impairment Charges, net: FY13 transition costs related to the termination of the Penson agreement including shutdown costs, and one-time cost to restructure and outsource certain processing related to our desktop applications.
Restructuring charges of ($20M) or ($0.10) EPS was partially offset by a one-time tax benefit of $0.03 EPS
FY13 Low High
Corporate Expenses $(44)M $(39)M $(47)M
Interest Expense, net $(15)M $(26)M $(28)M
FX - P&L - Revenue $10M $10M $10M
               $16M $15M $15M
               $(1)M $(1)M $(1)M
Restructuring Charges $(20)M $0M $0M
FY14 Range
- EBIT
- Transaction Activity

Key Financial Drivers and Free Cash Flow
Historical CAGR Actual FY14
(FY08-FY13)
FY13
Range
3%
Total Revenue Growth
3%
(1%)
Client Losses
2%
   Net New Business
0%
2%
Acquisitions
4%
Total Recurring
(0%)
(1%)
(0%)
FX/Other
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications
(c) Distribution includes pass-through fees from Matrix
(d) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases
Internal Growth
(a)
Event-Driven
(b)
Distribution
(c)
Free Cash Flow
(d)
Closed Sales (Recurring)
EBIT Margin (Non-GAAP)
Tax Rate (Non-GAAP)
6% 2-4%
4% 4-5%
(1%)
(2%)
3% 2-3%
0%
3%
1%
(0%)
2%
(0%)
14.8%
35.7%
$220M
0%
0-1%
~0%
~0%
0%
15.8 - 16.4%
36.0%
~$250-300M
2-4%

Earnings			
	FY12 Q4	FY13 Q4	FY12 Full Year	FY13 Full Year
ICS	$187	$208	$243	$302
◄ Growth % / Margin % ►	29.7%	30.1%	14.9%	17.2%
SPS	$18	$27	$91	$85
◄ Growth % / Margin % ►	11.0%	15.6%	13.9%	12.9%
Total Segments	$205	$235	$334	$387
Margin %	25.8%	27.2%	14.6%	16.0%
Other [a]	($11)	($21)	($28)	($44)
FX [b]	$5	$5	$14	$15
Total Broadridge (Non-GAAP) [a]	$200	$219	$319	$359
◄ Growth % / Margin % ►	24.9%	25.3%	13.9%	14.8%
Interest & Other	($4)	($5)	($13)	($15)
Acquisition Amortization and Other Costs [c]	$5	$7	$25	$24
Total EBT (Non-GAAP) [d]	$201	$221	$331	$367
Margin %	25.1%	25.6%	14.4%	15.1%
Income taxes	($71)	($79)	($118)	($131)
Tax Rate	35.1%	35.6%	35.6%	35.7%
Total Net Earnings (Non-GAAP) [d]	$131	$142	$213	$236
Margin %	16.3%	16.5%	9.3%	9.7%
Acquisition Amortization and Other Costs [c]	($3)	($4)	($15)	($15)
Restructuring and Impairment Charges, net [e]	($37)	($3)	($58)	($9)
IBM Migration costs	($7)	$0	($15)	$0
Non-GAAP Items (Net of Taxes)	($47)	($8)	($88)	($24)
Total Net Earnings (GAAP)	$83	$135	$125	$212
Margin %	10.4%	15.6%	5.4%	8.7%
Diluted Shares	127.6	123.8	127.5	125.4
Diluted EPS (Non-GAAP) [d]	$1.02	$1.15	$1.67	$1.88
Diluted EPS (GAAP)	$0.65	$1.09	$0.98	$1.69

Broadridge

Broadridge FY13 Q4 and FY13 from Continuing Operations
(a) FY12 Q4 excludes IBM Migration costs of $12M (after tax $7M,or $0.06 EPS impact). FY12 Full Year excludes IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact).
FY12 Q4 excludes Restructuring and Impairment Charges, net of $49M (after tax $30M, or $0.23 EPS impact). FY12 Full Year excludes Restructuring  and Impairment Charges, net of $81M (after tax $50M, or $0.39 EPS impact).
FY13 Q4 excludes Restructuring and Impairment Charges, net of $12M (after tax $8M, or $0.06 EPS impact). FY13 Full Year excludesRestructuring and Impairment Charges, net of $20M (after tax $13M, or $0.10 EPS impact).
(b) Includes impacts of FX P&L and FX transaction activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY12 Q4 excludes Acquisition Amortization and Other Costs of$5M (after tax $3M or $0.02 EPS impact), IBM Migration costs of $12M (after tax $7M, or $0.06 EPS impact),
Restructuring and Impairment Charges, net of $49M (after tax $30M, or $0.23 EPS impact) and a one time tax expense of $7M (or $0.06 EPS impact).
FY12 Full Year excludes Acquisition Amortization and Other Costs of $25M (after tax $15M or $0.12 EPS impact), IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact),
Restructuring and Impairment Charges, net of $81M (after tax $50M, or $0.39 EPS impact) and a one time tax expense of $7M (or $0.06 EPS impact)
FY13 Q4 excludes Acquisition Amortization and Other Costs of $7M (after tax $4M or $0.04 EPS impact), Restructuring and Impairment Charges, net of $12M (after tax $8M, or $0.06 EPS impact) and a one time tax credit of $4M (or $0.04 EPS impact),
FY13 Full Year excludes Acquisition Amortization and Other Costs of $24M (after tax $15M or $0.12 EPS impact), Restructuring and Impairment Charges, net of $20M (after tax $13M, or $0.10 EPS impact) and a one time tax credit of $4M ($0.03 EPS impact).
(e) FY13 Q4 and FY13 Full Year represents transition costs related to termination of the Penson agreement including shutdown costs, a one-time cost to restructure and  outsource certain processing related to our desktop applications and a one-time tax credit.
FY12 Q4 and FY12 Full Year represents Penson deferred client conversion and startup costs, OTTI charges, shutdown costs, less the elimination of the obligation to pay or credit Penson fees and one time tax expense.
FY12 Full Year also includes the cancellation of the Note Receivable.

Revenue
FY12 FY13 FY12 FY13
Q4 Q4 Full Year Full Year
$630 $690 $1,634 $1,760
2% 9% 5% 8%
$167 $173 $655 $661
10% 4% 10% 1%
$797 $2,290 $2,421
4% 6% 6%
$0 $0 $0 $0
$3 $2 $13 $10
$800 $2,304 $2,431
3% 6% 6%
$865
8%
8%
$863

Revenue				Earnings		
FY13 Actual	FY14 Range Low	FY14 Range High	($ in millions)	FY13 Actual	FY14 Range Low	FY14 Range High
$1,760	$1,785	$1,812	ICS	$302	$316	$328
8%	1%	3%	◄ *Growth % / Margin %* ►	17.2%	17.7%	18.1%
$661	$678	$695	SPS	$85	$100	$117
1%	3%	5%	◄ *Growth % / Margin %* ►	12.9%	14.8%	16.8%
$2,421	$2,463	$2,506	**Total Segments**	$387	$416	$445
6%	2%	4%	***Margin %***	16.0%	16.9%	17.8%
$0	$0	$0	Other [a]	($44)	($39)	($47)
$10	$10	$10	FX [b]	$15	$14	$14
$2,431	$2,473	$2,517	**Total Broadridge (Non-GAAP)** [a]	$359	$391	$412
6%	2%	4%	◄ ***Growth % / Margin %*** ►	14.8%	15.8%	16.4%
			Interest & Other	($15)	($26)	($28)
			Acquisition Amortization and Other Costs [c]	$24	$22	$22
			Total EBT (Non-GAAP) [d]	$367	$387	$406
			Margin %	15.1%	15.6%	16.1%
			Income taxes	($131)	($139)	($146)
			Tax Rate	35.7%	36.0%	36.0%
			Total Net Earnings (Non-GAAP) [d]	$236	$248	$260
			Margin %	9.7%	10.0%	10.3%
			Acquisition Amortization and Other Costs [c]	($15)	($14)	($14)
			Restructuring Charges [e]	($9)	$0	$0
			Non-GAAP Items (Net of Taxes)	($24)	($14)	($14)
			Total Net Earnings (GAAP)	$212	$233	$246
			Margin %	8.7%	9.4%	9.8%
			Diluted Shares	125	124	124
			Diluted EPS (Non-GAAP) [d]	$1.88	$2.00	$2.10
			Diluted EPS (GAAP)	$1.69	$1.89	$1.99

Recurring Closed Sales		
	FY14 Range	
Segments	**Low**	**High**
ICS (<$5M)	$60	$70
SPS (<$5M)	$30	$40
Large Deals (≥$5M)	$20	$40
Total	**$110**	**$150**

Broadridge

Broadridge FY14 Guidance from Continuing Operations
(a) FY13 excludes Restructuring and Impairment Charges, net of $20M (after tax $13M, or $0.10 EPS impact).
(b) Includes impacts of FX P&L and FX Transaction Activity
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY13 excludes Acquisition Amortization and Other Costs of $24M (after tax $15M or $0.12 EPS impact), Restructuring Charges of $20M (after tax
$13M, or $0.10 EPS impact) and a one time tax credit of $4M (or $0.03 EPS impact). FY14 guidance excludes Acquisition Amortization and Other Costs of
$22M (after tax $14M or $0.11 EPS impact).
(e) FY13 represents transition costs related to termination of the Penson agreement including shutdown costs, a one-time cost to restructure and outsource certain processing related to our desktop applications and a one-time tax credit.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.

Cash Flow –FY13 Results and FY14 Forecast
Year Ended
June 2013 Low High
Net earnings from continuing operations (GAAP) 212 $                             233 $                246 $
Depreciation and amortization (includes other LT assets) 93                                  100                   110
Stock-based compensation expense 27                                  33                       35
Other 21                                  (5)                        5
Subtotal 353                                361                   396
Working capital changes (30)                                 (5)                        5
Long-term assets & liabilities changes (52)                                 (50)                     (40)
Net cash flow (used in) provided by continuing operating activities 271                                306                   361
Cash Flows From Investing Activities
Capital expenditures and software purchases (51)                                 (60)                     (55)
Free cash flow (Non-GAAP)
220 $                             246 $                306 $
Acquisitions -                                 -                     -
Stock repurchases net of options proceeds (183)                               -                     -
Proceeds from borrowing net of debt repayments -                                 -                     -
Dividends paid (86)                                 (96)                     (96)
Other (6)                                   (5)                        5
Net change in cash and cash equivalents (55)                                 145                   215
Cash and cash equivalents, at the beginning of year 321                                266                   266
Cash and cash equivalents, at the end of period 266 $                             411 $                481 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow - Non-GAAP
($ millions)
Unaudited
Free Cash Flow (Non-GAAP)
FY14 Range (a)
Cash Flows From Other Investing and Financing Activities
:

Recurring Closed Sales to Revenue Contribution
($ in millions)
Closed Sales Revenue Contribution Backlog
(b)
Forecast Forecast Forecast
FY14 FY14 FY14
ICS (less than $5M deals) $60-70 ~$50-60 ~$50-60
~Contribution to revenue growth 2-3%
SPS (less than $5M deals) $30-40 ~$50-60 ~$80-100
~Contribution to revenue growth
9-10%
Total deals (less than $5M) $90-110 ~$100-120 ~$130-160
~Contribution to revenue growth
4-5%
Large Deals ($5M or greater) $20-40 $0 ~$20-40
~Contribution to revenue growth
Total Recurring Closed Sales
$110-150 ~$100-120 ~$150-200
~Contribution to revenue growth
4-5%
(a)
Revenue from current year and prior year Closed Sales.
(b)
Closed Sales expected to convert to revenue in future years.
(a)

Revenues and Closed Sales FY07-FY13
(a)
(b)
(b)
($ in millions)
CAGR Forecast
Recurring Fee Revenues FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY07-FY13 FY14
ICS 529 $         567 $         594 $         632 $         720 $         798 $         850 $          8% $903-921
Growth 7% 5% 6% 14% 11% 7% 6-8%
SPS 527 $         534 $         559 $         536 $         594 $         655 $         661 $          4% $678-695
Growth 1% 5% -4% 11% 10% 1% 3-5%
Total Recurring Fee Revenues 1,056 $     1,101 $     1,153 $     1,168 $     1,313 $     1,453 $     1,511 $      6% $1,581-1,616
Growth 4% 5% 1% 12% 11% 4% 5-7%
Event-Driven 203 $         200 $         180 $         257 $         135 $         132 $         156 $          -4% ~$146
Growth -1% -10% 43% -47% -2% 18% (6)%
Distribution 821 $         808 $         757 $         781 $         704 $         704 $         755 $          -1% $736-745
Growth -2% -6% 3% -10% 0% 7% (3)-(1)%
Other/FX (12) $          22 $           (17) $          4 $              14 $           14 $           10 $            ~$10
Total Revenues 2,068 $     2,131 $     2,072 $     2,209 $     2,167 $     2,304 $     2,431 $      3% $2,473-2517
Growth 3% -3% 7% -2% 6% 6% 2-4%
Small (<$5M) 63 $           65 $           80 $           66 $           66 $           108 $         103 $          9% $90-110
Large (=>$5M) 0 $              17 $           15 $           53 $           47 $           12 $           18 $            $20-40
Recurring Closed Sales 63 $           82 $           95 $           119 $         113 $         120 $         121 $          11% $110-150
Growth 30% 16% 25% -5% 6% 0% -9-+24%
ICS Segment
Event-Driven Fee and Distribution Revenue Chart
FY07-FY13
($ in millions)
CAGR Forecast
Event-Driven Fee Revenues FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY07-FY13 FY14
Mutual Fund Proxy 79 $           92 $           55 $           150 $         39 $           28 $           43 $            -10% $39
Mutual Fund Supplemental 51 $           49 $           58 $           48 $           44 $           47 $           58 $            2% $53
Contest/ Specials/ Other Communications 73 $           59 $           67 $           59 $           52 $           57 $           54 $            -5% $53
Total Event-Driven Fee Revenues 203 $         200 $         180 $         257 $         135 $         132 $         156 $          -4% $146
Growth -1% -10% 43% -47% -2% 18% -6%
Recurring Distribution Revenues 593 $         580 $         567 $         564 $         573 $         597 $         629 $          1% $620-629
Growth -2% -2% -1% 2% 4% 5% (1)-0%
ED Distribution Revenues  228 $         228 $         190 $         217 $         131 $         107 $         126 $          -9% ~$115
Growth 0% -17% 14% -39% -18% 17% (8)%
Total Distribution Revenues 821 $         808 $         757 $         781 $         704 $         704 $         755 $          -1% ~$736-745
Growth -2% -6% 3% -10% 0% 7% (3) - (1)%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.

Reconciliation of EPS Guidance	4Q12 Actual	4Q13 Actual	FY11 Actual	FY12 Actual	FY13 Actual	FY14 Range Low	FY14 Range High
Diluted EPS (Non-GAAP)	$1.02	$1.15	$1.47	$1.67	$1.88	$2.00	$2.10
Acquisition Amortization and Other Costs	($0.02)	($0.04)	($0.10)	($0.12)	($0.12)	(0.11)	(0.11)
Restructuring and Impairment Charges, net	($0.29)	($0.02)	$0.00	($0.45)	($0.07)	0.00	0.00
IBM Migration costs	($0.06)	$0.00	($0.03)	($0.12)	$0.00	0.00	0.00
Diluted EPS (GAAP)	$0.65	$1.09	$1.34	$0.98	$1.69	$1.89	$1.99

Reconciliation of EBT Guidance (a) ($ in millions)	4Q12 Actual	4Q13 Actual	FY11 Actual	FY12 Actual	FY13 Actual	FY14 Range Low	FY14 Range High
Total EBT (Non-GAAP)	$201	$221	$295	$331	$367	$387	$406
Margin %	25.1%	25.6%	13.6%	14.4%	15.1%	15.6%	16.1%
Acquisition Amortization and Other Costs	($5)	($7)	($19)	($25)	($24)	($22)	($22)
Restructuring and Impairment Charges, net	($49)	($12)	$0	($81)	($20)	$0	$0
IBM Migration costs	($12)	$0	($6)	($25)	$0	$0	$0
Total EBT (GAAP)	$135	$202	$270	$201	$323	$365	$384
Margin %	16.9%	23.4%	12.4%	8.7%	13.3%	14.8%	15.3%

(a) Details may not sum to totals due to rounding

Free Cash Flow - Non-GAAP
Unaudited
($ millions)

Broadridge

22 Reconciliation of Non-GAAP to GAAP Measures

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
4Q12 4Q13 FY12 FY13 Type
Proxy Equities 202.7 $           211.8 $           282.8 $            296.6 $            RC
   Stock Record Position Growth 1% 2% 1% 2%
   Pieces 214.4                 219.1                 280.5                   287.3
Mutual Funds 8.9 $              20.8 $            28.2 $              43.5 $              ED
   Pieces 12.0                   29.9                   41.7                      66.6
Contests/Specials 6.0 $              8.1 $              15.7 $              15.4 $              ED
   Pieces 6.3                       7.7                       17.0                      14.5
Total Proxy 217.6 $           240.7 $           326.7 $            355.5 $
   Total Pieces 232.7                 256.7                 339.3                   368.4
Notice and Access Opt-in % 64% 68% 64% 67%
Suppression % 60% 60% 59% 59%
Interims Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 28.3 $            33.7 $            113.0 $            133.6 $            RC
   Position Growth 8% 11% 9% 11%
   Pieces 145.4                 159.4                 583.5                   630.2
Mutual Funds (Supplemental Prospectuses) & Other 11.9 $            13.6 $            46.8 $              57.6 $              ED
   Pieces 59.0                   77.9                   250.2                   306.5
Total  Interims 40.2 $            47.3 $            159.8 $            191.2 $
   Total Pieces 204.4                 237.3                 833.7                   936.7
Transaction
Transaction Reporting/Customer Communications 40.6 $            35.2 $            164.5 $            164.6 $            RC
Reporting
Fulfillment
Fulfillment 37.5 $            41.9 $            132.1 $            143.0 $            RC
Other
Other - Recurring (a) 28.5 $            31.4 $            105.3 $            112.2 $            RC
Communications Other - Event-Driven (b) 13.5 $            15.4 $            41.2 $              39.0 $              ED
Total Other 42.0 $            46.8 $            146.5 $            151.2 $
Total Fee Revenues 377.9 $           411.9 $           929.6 $            1,005.5 $
Total Distribution Revenues (c) 252.2 $           277.8 $           704.4 $            754.7 $
Total Revenues as reported - GAAP 630.2 $           689.7 $           1,634.0 $         1,760.2 $
FY14 Ranges
Total RC Fees 337.7 $           354.0 $           797.7 $            850.0 $            Low High
% RC Growth 5% 5% 11% 7%
903 $      921 $
Total ED Fees 40.3 $            57.9 $            131.9 $            155.5 $            6% 8%
146 $      146 $
Low High
Sales 3% 2% 3% 3% 2% 3%
Losses -1% -1% -1% 0% -1% -1%
Key
Net New Business 2% 1% 2% 3% 1% 2%
Revenue
Internal growth 1% 1% 1% 1% 0% 1%
Drivers Recurring (Excluding Acquisitions) 3% 2% 3% 4% 1% 3%
Acquisitions 0% 0% 2% 0% 1% 1%
Total Recurring 3% 2% 5% 4% 2% 4%
Event-Driven 1% 3% 0% 1% -1% -1%
Distribution -2% 4% 0% 3% 0% 0%
TOTAL 2% 9% 5% 8% 1% 3%
(a) Other Recurring fee revenues include revenues from acquisitions.
(b) Other Event-Driven fee revenues include revenues from corporate actions.
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.

SPS and Outsourcing Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
4Q12 4Q13 FY12 FY13 Type
Equity
Transaction-Based Equity Trades 32.4 $       31.6 $       137.1 $     126.5 $     RC
Internal Trade Volume 883             936             948             894
Internal Trade Growth -7% 6% -1% -6%
Trade Volume (Average Trades per Day in '000) 908             944             963             903
Non-Transaction Other Equity Services 85.5         95.1         337.6 $     359.3 $     RC
Total Equity 117.9 $     126.7 $     474.7 $     485.8 $
Fixed Income
Transaction-Based Fixed Income Trades 13.9 $       15.1 $       54.0 $       56.5 $       RC
Internal Trade Volume 296             305             294             296
Internal Trade Growth 9% 3% 6% 1%
Trade Volume (Average Trades per Day in '000 297             318             294             304
Non-Transaction Other Fixed Income Services 11.1 $       13.7 $       44.7 $       49.5 $       RC
Total Fixed Income 25.0 $       28.8 $       98.6 $       106.0 $
Outsourcing
Outsourcing 23.8 $       17.7 $       82.2 $       68.7 $       RC
# of Clients 17               18               17               18
Total Net Revenue as reported - GAAP 166.7 $     173.2 $     655.5 $     660.5 $     FY14 Ranges
Low High
Sales 6% 10% 5% 6% 9% 10%
Losses -1% -3% -1% -2% -4% -4%
Key
Net New Business 5% 7% 4% 4% 5% 6%
Internal growth -2% -3% -1% -4% -2% -1%
Acquisitions 7% 0% 7% 1% 0% 0%
TOTAL 10% 4% 10% 1% 3% 5%

Broadridge ICS Definitions
Proxy
Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Mutual Funds -
mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Contests -
opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
Specials - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)
companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Mutual Funds (Supplemental Prospectuses)
supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.
Other
newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
Transaction Reporting
Transaction Reporting
reporting documents  to account holders, including electronic delivery and archival services.
Fulfillment
Post-Sale Fulfillment
disclosure information to investors in connection with purchases of securities.
Pre-Sale Fulfillment
to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Other Communications
Other
above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.
Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended
Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in
– Refers to the services we provide investment
– Refers primarily to information required to be provided by mutual funds to
– Refers primarily to the distribution of prospectuses, offering documents, and required regulatory
– Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information
– Refers to the services we provide in connection with the distribution of communications material not included in the
– Refers primarily to the printing and distribution of account statements, trade confirmations and tax
– Refers to communications provided by corporate issuers and investment companies to investors including